                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          LIDAK PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             LIDAK PHARMACEUTICALS
                         11077 NORTH TORREY PINES ROAD
                           LA JOLLA, CALIFORNIA 92037

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 1997
                            ------------------------

     The Annual Meeting of Shareholders of LIDAK Pharmaceuticals (the "Company") will be held at the offices of the Company at 11077 North Torrey Pines Road, La Jolla, California 92037 on Saturday, March 15, 1997, at 9:00 a.m. for the following purposes:

          1. To elect four (4) directors of the Company to hold office until the 1999 Annual Meeting of Shareholders.

          2. To approve an amendment to the Company's 1994 Stock Option Plan, as amended, to increase the number of shares of Common Stock authorized for issuance under such plan by 650,000 shares.

          3. To ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending September 30, 1997.

          4. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on January 17, 1997 will be entitled to vote at the meeting. Each of these shareholders is cordially invited to be present and vote at the meeting in person.

                                          By Order of the Board of Directors

                                          DAVID H. KATZ
                                          Secretary
San Diego, California
January 27, 1997

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY NOW.

                             LIDAK PHARMACEUTICALS

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 1997

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
GENERAL INFORMATION...................................................................    1
SHARES OUTSTANDING AND VOTING RIGHTS..................................................    1
PROPOSAL ONE
  ELECTION OF DIRECTORS...............................................................    2
PROPOSAL TWO
  AMENDMENT TO 1994 STOCK OPTION PLAN.................................................    5
PROPOSAL THREE
  RATIFICATION OF INDEPENDENT AUDITORS................................................    9
OTHER BUSINESS........................................................................   16

                             LIDAK PHARMACEUTICALS
                         11077 NORTH TORREY PINES ROAD
                           LA JOLLA, CALIFORNIA 92037

                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 1997

                            ------------------------

                              GENERAL INFORMATION

     Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of LIDAK Pharmaceuticals, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on March 15, 1997 (the "Meeting") for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying form of proxy to shareholders of the Company is expected to commence on or about February 10, 1997.

     The shares represented by any proxy in the enclosed form will be voted in accordance with the instructions given on the proxy if the proxy is properly executed and is received by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted FOR the election of Class II Directors nominated by management, FOR approval of an amendment to the Company's 1994 Stock Option Plan, as amended, to increase the number of shares of Common Stock authorized for issuance under such plan, and FOR ratification of the selection of independent auditors for the fiscal year ending September 30, 1997. A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Meeting and votes in person.

     Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others ("record holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation material to record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services, exclusive of out-of-pocket costs, is not expected to exceed $7,500. Except as described above, the Company does not intend to solicit proxies other than by mail.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only holders of shares of Class A Common Stock ("Class A Shares") and Class B Common Stock ("Class B Shares") of record as at the close of business on January 17, 1997 are entitled to vote at the Meeting. On the record date, there were issued and outstanding 36,286,808 Class A Shares and 283,000 Class B Shares (collectively, the "Shares"). Each Class A Share is entitled to one vote and each Class B Share is entitled to five votes on all matters to be voted upon at the Meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular purpose) will be counted in determining whether a quorum is present at the Meeting. Directors are elected by a plurality of votes of the Shares present in person or represented by proxy at the Meeting. Any shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger portion of votes. The other proposals submitted to the shareholders in the enclosed proxy must be approved by the vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal.

     Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy,
(ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

     The By-laws of the Company provide that the Board shall be divided into two classes as nearly equal in number as reasonably possible with any overage allocated in the discretion of the Board. The current number of directors (which may vary between four and seven) has been fixed at seven by action of the Board in accordance with the By-Laws. Each class of directors has a two-year term.

     Four of the Company's seven directors (the "Class II Directors") are to be elected at the Meeting. The remaining three directors (the "Class I Directors") are to be elected at the 1998 Annual Meeting. Currently, the four Class II Directors of the Company are Dr. Katz and Messrs. Olson, Paracka and Towle (each of whom has been nominated for election at the Meeting). The three current Class I Directors of the Company are Dr. Agersborg and Messrs. Jenkins and Samuels.

     Each Class II Director nominee elected at the Meeting will hold office until the 1999 Annual Meeting, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the By-Laws of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve; but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee. THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE FOUR NOMINEES LISTED BELOW.

INFORMATION REGARDING CLASS II DIRECTOR NOMINEES FOR A TWO-YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING

     The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of each of the current Class II Director nominees at the Meeting, each of whom are currently directors of the Company.

                                                                                          CURRENT
                                       PRINCIPAL OCCUPATION FOR THE            DIRECTOR    TERM
         NAME          AGE       PAST FIVE YEARS AND OTHER DIRECTORSHIPS         SINCE     ENDS
  -------------------  ---   ------------------------------------------------  ---------  -------
  David H. Katz......  53    Chief Executive Officer of the Company since       August      1997
                             its inception in August 1988 and President from     1988
                             inception through October 1989 and from March
                             1992 to the present. Also serves as
                             Vice-President, Chief Financial Officer and
                             Secretary from October 1996 to the present.
                             Founder of Medical Biology Institute ("MBI"),
                             serving as its President and Chief Executive
                             Officer since its inception in 1981 and as a
                             director since August 1990. Founder of Quidel
                             Corporation, a San Diego-based biotechnology
                             company ("Quidel"), serving as its Chairman of
                             the Board and Chief Executive Officer from
                             inception in 1981 through March 1985, and as its
                             Chairman of the Board and Chief Scientific
                             Officer through March 1988. Chairman of the
                             Department of Cellular and Developmental
                             Immunology at Scripps Clinic and Research
                             Foundation from 1976 until 1981.
  Kenneth E. Olson...  60    Chairman of the Board (July 1984-present) and      August      1997
                             Chief Executive Officer (December 1990-February     1988
                             1996) of Proxima Corporation (formerly Computer
                             Accessories Corporation), a manufacturer of
                             liquid crystal display projection systems for
                             professional desktop computers.
  Daniel J. Paracka... 55    Chairman of the Board of the Company since          March      1997
                             April 1993. Senior Consultant, The Rand Group,      1992
                             Rome, Georgia (April 1991 to present); Adjunct
                             Professor, Shorter College, Rome, Georgia; Vice
                             President and Chief Financial Officer (Jan. 1986
                             to May 1990) and Senior Advisor (May 1990 to
                             March 1991), Rhone-Poulenc Rorer, Inc.
  Sidney N. Towle....  52    Registered representative since June 1990 and,     August      1997
                             since January 1994, a Vice President of H.C.        1988
                             Wainwright & Co., Inc. Registered representative
                             for Homans, McGraw, Trull, Valeo and Company,
                             Inc. from December 1988 until June 1990. Prior
                             thereto, Vice Chairman of J.T. Moran Financial
                             Corp. ("Moran"). Founded Buttonwood Securities
                             Corporation of Massachusetts in 1974, remaining
                             Chief Executive Officer until it was acquired by
                             Moran in 1988. Vice President of John Magee,
                             Inc., a wholly-owned subsidiary of Moran from
                             February 1988 until October 1988.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH NOMINEE.

INFORMATION REGARDING CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 1998 ANNUAL MEETING

                                                                                            CURRENT
                                            PRINCIPAL OCCUPATION FOR THE         DIRECTOR    TERM
            NAME               AGE    PAST FIVE YEARS AND OTHER DIRECTORSHIPS      SINCE     ENDS
-----------------------------  ---   ------------------------------------------  ---------  -------
Helmer P.K. Agersborg, Jr....  68    Pharmaceutical industry consultant since     October     1998
                                     1990. Affiliated with Wyeth Laboratories      1992
                                     and Wyeth-Ayerst Research, subsidiaries of
                                     American Home Products from 1958-1990.
                                     From 1987-1990, served as President of
                                     Wyeth-Ayerst Research. Also director of
                                     Afferon Corporation, Maret Corporation and
                                     Collagenex Pharmaceuticals, Inc.
William N. Jenkins...........  68    Retired, having served as an attorney        August      1998
                                     specializing in corporate and securities      1988
                                     law for more than 30 years.
                                     Of counsel to the law firm of Musick,
                                     Peeler & Garrett (1990 to January 1992)
                                     and partner in the law firm of Jenkins &
                                     Perry (1961 to 1989).
Stuart A. Samuels............  55    Pharmaceutical industry consultant since      April      1998
                                     1990. Affiliated with the Rorer Group from    1992
                                     1986 to 1990 where he held positions of
                                     Senior Vice President, Rorer
                                     Pharmaceuticals Corporation, and General
                                     Manager of Rorer Pharmaceuticals and
                                     President of Dermik Laboratories, both
                                     divisions of Rorer Pharmaceuticals
                                     Corporation.

     There are no family relationships among any of the directors and officers.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended September 30, 1996 ("Fiscal 96"), the Board held six regular meetings and one special meeting. Each director attended at least 75% of the meetings held during Fiscal 96 which occurred on or after the initiation of their term as a director. Each director who served on the Compensation and Stock Option Committee also attended at least 75% of such committee's meetings held during Fiscal 96 which occurred on or after the initiation of his term as a director.

     During Fiscal 96, the Board of the Company had an Executive Committee, an Audit Committee, an Executive Compensation and Stock Option Committee and a Technology Review Committee. The Company does not have a Nominating Committee nor a committee that performs equivalent functions of a Nominating Committee.

     The Executive Committee consists of Dr. Katz and Messrs. Jenkins and Olson. The Executive Committee has all of the authority of the Board to act on any matter except with respect to: (i) the approval of any action for which shareholder approval is required under the California General Corporation Law;
(ii) the filling of vacancies on the Board or on any committee thereof; (iii) the fixing of compensation for directors; (iv) the adoption, amendment or repeal of any bylaw; (v) the amendment or appeal of any resolution of the Board which by its terms is not so amendable or repealable; (vi) any distribution to shareholders except at a rate or within a price range determined by the Board; and (vii) the appointment of other committees of the Board or the members thereof.

     The Audit Committee oversees the Company's accounting and financial reporting policies and internal controls, reviews annual audit reports and management letters and makes recommendations to the Board regarding appointment of independent auditors. The Audit Committee consists of Messrs. Jenkins and Paracka. The Audit Committee held one meeting during Fiscal 96.

     The Executive Compensation and Stock Option Committee consists of Messrs. Paracka, Olson and Towle. The principal functions of this committee are to recommend to the Board the compensation of directors and officers of the Company, to oversee the administration of the Company's stock option plans and to perform such other duties regarding compensation for employees and consultants as the Board may delegate from time to time. See also "Compensation Committee Report." The Executive Compensation and Stock Option Committee held two meetings during Fiscal 96.

     The Technology Review Committee consists of Dr. Agersborg and Messrs. Paracka and Samuels. The Technology Review Committee monitors the status of the Company's research and product development efforts and reviews the commercial potential of existing and new product opportunities.

                                  PROPOSAL TWO

                      AMENDMENT TO 1994 STOCK OPTION PLAN
                           (ITEM 2 ON THE PROXY CARD)

     On January 11, 1997, the Board approved an amendment to the Company's 1994 Stock Option Plan, as amended (the "Plan"), to increase from 1,350,000 to 2,000,000 the number of Class A Shares reserved for issuance with respect to options granted under the Plan. This amendment is being presented to shareholders for their approval.

     Currently, there are 1,350,000 Class A Shares reserved for issuance with respect to options granted under the Plan, of which 1,021,338 options have been granted and 328,662 options are available for grant as of January 10, 1997.

     The Plan became effective upon its approval by the Board on January 14, 1994, subject to shareholder approval. The shareholders approved 750,000 Class A Shares for issuance under the Plan on March 12, 1994. The shareholders approved an additional 350,000 and 250,000 Class A Shares for issuance under the Plan on March 18, 1995 and March 16, 1996, respectively. The general purpose of the Plan is to assist the Company in the recruitment, retention and motivation of employees, directors and independent contractors who are in a position to make contributions to the Company's progress. The Plan offers a significant incentive to the employees, directors and independent contractors of the Company by enabling such persons to acquire Class A Shares, thereby increasing their proprietary interest in the growth and success of the Company.

ADMINISTRATION

     The Plan is administered by the Stock Option Committee of the Board (the "Option Committee"), composed of at least two "non-employee directors", as defined in Rule 16b-3 and as further defined below. Subject to the limitations set forth in the Plan, the Option Committee has the authority to determine to whom options will be granted (including initial grants to incoming directors), the term during which an option may be exercised and the rate at which the options may be exercised. In general terms, a "non-employee director" within the meaning of Rule 16b-3 is one who (a) is not currently an officer of (or currently employed by) the Company or its parent or subsidiaries, as applicable;
(b) does not receive compensation directly or indirectly as a consultant for the Company or its parent or subsidiaries, as applicable, or in any other capacity, unless the amount of compensation received by such person is no more than $60,000; and (c) is not engaged in a business relationship with the Company which would require disclosure under the federal securities law reporting guidelines (Item 404(b) of Regulation S-K), e.g., involving greater than five percent of the gross revenue of the Company or the other entity involved in the transaction.

ELIGIBILITY AND SHARES SUBJECT TO THE PLAN

     If this proposal is adopted, the aggregate number of Class A Shares that will be available for issuance under the Plan will be increased from 1,350,000 to 2,000,000.

     The Plan provides for the grant of both incentive stock options ("ISOs") intended to qualify as such under Section 422(b) of the Internal Revenue Code, as amended, and nonstatutory stock options ("NSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company. NSOs may be granted to employees (including officers and directors who are also employees), directors and independent contractors of the Company. If any options granted under the Plan for any reason expire or are canceled or otherwise terminated without having been exercised in full, the shares allocable to the unexercised portion of such options again become available for issuance under the Plan.

     The Plan provides for an automatic NSO grant of 10,000 shares each year to each non-employee director who is "disinterested" (within the meaning of the Plan) for so long as such person serves on the Board of Directors. The exercise price of such options is equal to the fair market value on the date of the grant, and such options shall have a ten year term.

     Options granted pursuant to the Plan other than the above described automatic option grants to directors will vest at the times determined by the Option Committee (generally over a three-year period). The automatic option grants to directors shall vest ratably over a three year period whereby one third of the options granted shall vest on each of the first, second and third anniversaries of the date of grant, respectively.

     The maximum term of each option granted under the Plan is ten years. Stock options granted under the Plan must be exercised by the optionee during the earlier of his or her term or within 90 days after termination of the optionee's employment, except that the period may be extended on certain events, including death and termination due to disability, but not beyond the maximum ten-year term.

     The exercise price of Class A Shares subject to options under the Plan must not be less than the fair market value of the Class A Shares on the date of grant. In addition to payment in cash, the Plan permits an optionee to pay the exercise price of an option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell the optionee's shares and deliver all or a part of the sale proceeds to the Company in payment of all or part of the exercise price and any withholding taxes ("exercise/sale" directions) or by delivery of an irrevocable direction to pledge the optionee's shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and any withholding taxes ("exercise/pledge" directions).

     Based upon the closing price of the Class A Shares on the NASDAQ National Market System on January 17, 1997 ($2.5938), the maximum aggregate value of the underlying securities to be issued under the Plan, if the Plan is amended as proposed, is $5,187,600. The actual value of the securities to be issued will be determined by the fair market value of the underlying securities on the date(s) such securities are issued.

NONTRANSFERABILITY

     During an optionee's lifetime, such optionee's option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an optionee's death, such optionee's option(s) shall not be transferable other than by will or by the laws of descent and distribution.

DURATION, AMENDMENT AND TERMINATION

     The Board may amend, suspend or terminate the Plan at any time, except that any amendment, suspension or termination shall not affect any option previously granted. Any amendment of the Plan, however, which increases the number of shares available for issuance, materially changes the class of persons who are eligible for the grant of ISOs or, if required by Rule 16b-3 (or any successor to such rule) under the Exchange Act, would materially increase the benefits accruing to participants under the Plan or would materially modify the requirement as to eligibility for participation in the Plan, shall be subject to approval of the Company's shareholders. Shareholder approval is not required for any other amendment of the Plan. Unless sooner terminated by the Board, the Plan will terminate on January 14, 2004, and no further options may be granted or stock sold pursuant to the Plan following the termination date.

EFFECT OF CERTAIN CORPORATE EVENTS

     Automatic vesting of all shares underlying employee stock options granted pursuant to the Plan will occur on or following (1) the first purchase of shares of the Company's Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Company's Common Stock, (2) approval by the Company's shareholders of a merger in which the Company does not survive as an independent, publicly owned corporation (other than a merger that leaves the shareholders of the Company with substantially the same ownership interest in the new corporation), a consolidation, or a sale or exchange or other disposition of all or substantially all the Company's assets, or (3) an acquisition of voting securities by any person or group which theretofore did not beneficially own more than 50% of the voting power of all outstanding voting securities of the Company, if such acquisition results in such person or group owning beneficially securities representing more than 50% of the voting power of the Company's outstanding securities. A change in the relative beneficial ownership under the above item (2) by reason of a repurchase by the Company of its own securities will be disregarded.

     In the event of a subdivision of the outstanding Common Stock, or a combination or consolidation of the outstanding Common Stock (by reclassification of otherwise) into a lesser number of shares, or a similar occurrence, or declaration of a divided payable in Common Stock or, if in an amount that has a material effect on the price of the shares, in cash, the Option Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the Plan, as appropriate.

     Subject to the accelerated vesting provisions described above, in the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement will provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionee's consent.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options

     Under federal income tax law, the granting of ISOs under the Plan is not a taxable event for the Company or the recipient. Generally, the exercise of an ISO also will not result in any federal income tax consequences to the Company or the recipient except in circumstances where the alternative minimum tax applies. In calculating alternative minimum taxable income ("AMTI"), the excess of the fair market value of the stock acquired upon exercise of the ISO, generally determined at the time of exercise, over the amount paid for the stock by the taxpayer is included. However, if the shares are disposed of in a "disqualifying disposition," as defined below, in the year of exercise, the maximum amount included as AMTI is the gain on the disposition of the shares.

     When the recipient disposes of ISO shares after the shares have been held at least two years from the date of grant of the ISO and one year after its exercise ("ISO holding period"), the recipient will recognize capital gain or loss equal to the difference between the basis in the shares (generally, the exercise price) and the amount received in such disposition. If the recipient disposes of the ISO shares prior to the expiration of the ISO holding period, a "disqualifying disposition" is deemed to have occurred and the recipient must recognize compensation (ordinary) income equal to the lesser of (1) the difference between the ISO exercise price and the stock's fair market value on the date of exercise or (2) the recipient's actual gain, if any, on the purchase and sale. The compensation income is then added to the basis of the ISO shares for purposes of calculating gain or loss on the disposition of the ISO shares. The Company is entitled to take a deduction for the compensation income recognized on the disqualifying disposition if it has properly tracked the disqualifying transaction.

  Nonstatutory Stock Options

     There will be no federal income tax consequences to the Company or the recipient as a result of a grant of an NSO under the Plan. Upon exercise of such an option, the recipient will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of stock acquired at the time of exercise over the exercise price. Upon the subsequent disposition of the shares, the optionee will realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the shares on the date of exercise. The optionee's holding period in the shares, for capital gains and losses purposes, begins on the date of exercise.

     In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of an NSO granted under the Plan for any amounts included by the recipient as ordinary income at the time the recipient is taxed on such amounts. This compensation is subject to withholding and the Company reports the income on a Form W-2 or 1099.

     Section 162(m) of the Internal Revenue Code denies a deduction for taxable compensation paid by a public company to its chief executive officer or any of its other four (4) highest paid executives in excess of $1 million per year. Certain performance-based compensation is not included in calculating the $1 million threshold. Stock options may qualify for this exclusion if the plan under which they are granted meets certain conditions. As presently administered, the Plan does not satisfy these conditions. Accordingly, the Company may not be able to claim a tax deduction for certain exercises of NSOs or disqualifying dispositions of ISOs by any of the Company's top five (5) executives to the extent that the income from such exercises or dispositions, combined with the executive's other taxable compensation for the year, exceeds $1 million.

OTHER TAX CONSEQUENCES

     The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the Plan. Tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

EXEMPTION FROM SECTION 16 OF THE EXCHANGE ACT

     Section 16 of the Exchange Act ("Section 16") establishes insider liability for profits realized from any "short-swing" trading transaction (i.e., purchase and sale, or sale and purchase within less than six months). Grants of options are generally viewed as purchases of the underlying securities for purposes of
Section 16. Rule 16b-3 of the Exchange Act provides that transactions by officers and directors pursuant to an employee stock option plan, such as option grants, are exempt from Section 16 liability provided that the plan meets certain requirements. In general, such rules require that the transactions be
(a) approved by the board of directors of the Company, or a committee of the board of directors that is composed solely of two or more Non-Employee Directors; (b) approved or ratified by either the affirmative votes of the holders of a majority of the securities of the issuer present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable state laws or the written consent of the holders of a majority of the securities of the issuer entitled to vote; or (c) equity securities of the Company so acquired are held by the officer or director for a period of at least six months following the date of such acquisition. In general terms, a "non-employee director" within the meaning of Rule 16b-3 is one who (a) is not currently an officer of (or currently employed by) the Company or its parent or subsidiaries, as applicable; (b) does not receive compensation directly or indirectly as a consultant for the Company or its parent or subsidiaries, as applicable, or in any other capacity, unless the amount of compensation received by such person is no more than $60,000; and (c) is not engaged in a business relationship with the Company which would require disclosure under the federal securities law reporting guidelines (Item 404(b) of Regulation S-K), e.g., involving greater than five percent of the gross revenue of the Company or the other entity.

     The Plan is structured to comply with the above exemption requirements of Rule 16b-3 in that Section 3 of the Plan provides that the Plan shall be administered by directors who are non-employee directors within the meaning of Rule 16b-3(b)(3)(i).

VOTE REQUIRED

     An affirmative vote by the holders of a majority of the Shares present in person or represented by proxy at the Meeting is required for approval of the amendment to the Plan. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE PLAN.

                                 PROPOSAL THREE

                      RATIFICATION OF INDEPENDENT AUDITORS
                           (ITEM 3 ON THE PROXY CARD)

     The Board has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending September 30, 1997, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Meeting. Deloitte & Touche LLP has audited the Company's financial statements annually since the Company's inception. Its representatives are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Shareholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's By-Laws or otherwise. The Board is submitting the selection of Deloitte & Touche LLP to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change could be in the best interests of the Company and its shareholders.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's voting shares (Class A Shares and Class B Shares) as of January 3, 1997 by: (i) each director, nominee and named executive officer of the Company; (ii) all current executive officers and directors of the Company as a group; and (iii) all persons known by the Company to own beneficially 5% or more of the outstanding shares or voting power of the Company's voting securities. The table is based upon information supplied by directors, officers and principal shareholders. Unless otherwise indicated, each of the listed persons has sole voting and sole investment power with respect to the Shares beneficially owned, subject to community property laws where applicable.

                                                                   AMOUNT AND                  PERCENT OF
                                                                   NATURE OF                     TOTAL
                               NAME AND ADDRESS OF BENEFICIAL      BENEFICIAL    PERCENT OF      VOTING
       TITLE OF CLASS           OWNER OR IDENTITY OF GROUP(1)      OWNERSHIP(2)   CLASS(2)      POWER(3)
----------------------------  ---------------------------------    ----------    ----------    ----------
Class A Common Stock          David H. Katz(4)(5)                  3,414,673         8.84%        15.51%
Class B Common Stock                                                 619,000        92.66%
Class A Common Stock          William N. Jenkins(6)(7)               257,000            *             *
Class B Common Stock                                                  16,000         5.35%
Class A Common Stock          Kenneth E. Olson(8)(9)                 203,400            *             *
Class B Common Stock                                                  16,000         5.35%
Class A Common Stock          Daniel J. Paracka(10)                   35,000            *             *
Class B Common Stock                                                     -0-          -0-
Class A Common Stock          Stuart A. Samuels(11)                   25,000            *             *
Class B Common Stock                                                     -0-          -0-
Class A Common Stock          Sidney N. Towle, Jr.(12)               157,000            *             *
Class B Common Stock                                                     -0-          -0-
Class A Common Stock          Helmer P.K. Agersborg, Jr.(13)          50,000            *             *
Class B Common Stock                                                     -0-          -0-
Class A Common Stock          Timothy R. Russell(14)                 164,735            *             *
Class B Common Stock                                                     -0-          -0-
Class A Common Stock          Gerald J. Yakatan(15)                   54,336            *             *
Class B Common Stock                                                     -0-          -0-
Class A Common Stock          All officers and directors as a      4,361,144        11.03%        17.69%
Class B Common Stock          group (nine persons)(16)(17)           651,000        93.00%

---------------
  *  Percentage of shares beneficially owned does not exceed 1%.

 (1) C/O LIDAK Pharmaceuticals, 11077 North Torrey Pines Road, La Jolla, California 92037.

 (2) Based upon 36,232,136 shares of Class A Common Stock and 283,000 shares of Class B Common Stock outstanding as of January 3, 1997, plus any shares of Common Stock under options and warrants or subject to conversion rights of the particular individual or, in the case of all directors and executive officers, as a group. Includes all shares of Common Stock under options, warrants, or other conversion rights exercisable or convertible within 60 days of January 3, 1997.

 (3) Percentage of voting power is based upon total cumulative voting power of Class A Common Stock and Class B Common Stock combined as of January 3, 1997 Each share of Class A Common Stock entitles the holder to one vote per share on matters to be voted on by shareholders; each share of Class B Common Stock entitles the holder to five votes per share. The percentage ownership and voting power for each shareholder is calculated by assuming the exercise or conversion of all warrants, options exercisable within 60 days of January 3, 1997 and convertible securities held by such holder and the nonexercise and nonconversion of all other outstanding warrants, options and convertible securities.

 (4) Includes options to purchase 1,866,470 shares of Class A Common Stock and 480,006 shares of Class A Common Stock issuable upon exercise of Class D Warrants. Also includes options to purchase 41,194 shares of Class A Common Stock held by a member of his family. Does not include options to purchase 10,530 shares of Class A Common Stock and options to purchase 9,806 shares of Class A Common Stock held by a member of his family which are not exercisable within 60 days of January 3, 1997.

 (5) Includes options to purchase 375,000 shares of Class B Common Stock granted under Dr. Katz' employment agreement and options to purchase 10,000 shares of Class B Common Stock held by a member of his family.

 (6) Includes options to purchase 257,000 shares of Class A Common Stock. Does not include options to purchase 20,000 shares of Class A Common Stock which are not exercisable within 60 days of January 3, 1997.

 (7) Includes options to purchase 16,000 shares of Class B Common Stock.

 (8) Includes options to purchase 167,000 shares of Class A Common Stock. Does not include options to purchase 20,000 shares of Class A Common Stock which are not exercisable within 60 days of January 3, 1997.

 (9) Includes options to purchase 16,000 shares of Class B Common Stock.

(10) Includes options to purchase 35,000 shares of Class A Common Stock. Does not include options to purchase 20,000 shares of Class A Common Stock which are not exercisable within 60 days of January 3, 1997.

(11) Includes options to purchase 25,000 shares of Class A Common Stock. Does not include options to purchase 20,000 shares of Class A Common Stock which are not exercisable within 60 days of January 3, 1997.

(12) Includes options to purchase 157,000 shares of Class A Common Stock. Does not include options to purchase 20,000 shares of Class A Common Stock which are not exercisable within 60 days of January 3, 1997.

(13) Includes options to purchase 50,000 shares of Class A Common Stock. Does not include options to purchase 20,000 shares of Class A Common Stock which are not exercisable within 60 days of January 3, 1997.

(14) Includes options to purchase 164,735 shares of Class A Common Stock. Does not include options to purchase 30,265 shares of Class A Common Stock which are not exercisable within 60 days of January 3, 1997.

(15) Includes options to purchase 54,336 shares of Class A Common Stock. Does not include options to purchase 70,664 shares of Class A Common Stock which are not exercisable within 60 days of January 3, 1997.

(16) Includes 1,063,400 shares of Class A Common Stock and options and warrants to purchase an aggregate of 3,714,741 shares of Class A Common Stock. Does not include options to purchase 241,265 shares of Class A Common Stock which are not exercisable within 60 days of January 3, 1997.

(17) Includes 234,000 shares of Class B Common Stock and options to purchase 417,000 shares of Class B Common Stock.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

                             EXECUTIVE COMPENSATION

     Directors who are not otherwise employed by the Company ("Outside Directors"), other than Mr. Paracka, are paid a retainer of $500 per month. Mr. Paracka, Chairman of the Board, receives a monthly retainer of $2,500 per month. All Outside Directors receive $1,500 for attendance at each regular meeting of the Board, $1,000 for attendance at each meeting of the Technology Review Committee and $250 for attendance at each special meeting of directors and meetings of committees of the directors other than the Technology Review Committee. Directors who are also employees (currently only Dr. Katz) receive no compensation for services as a member of the Board.

     In March 1994, the shareholders of the Company approved the Company's 1994 Stock Option Plan (the "1994 Option Plan"). The 1994 Option Plan provides that non-employee directors are automatically granted options exercisable into 10,000 Class A Shares of the Company's Common Stock on the date of the Company's annual meeting. The options granted at such time are exercisable at fair market value on the date of issuance, vest over three years and have a term of ten years. Unless sooner terminated by the Board, the 1994 Option Plan expires on January 14, 2004. The Board may amend, suspend, modify or terminate the 1994 Option Plan, but may not without the prior written approval of shareholders make any amendment which: (i) materially increases the number of shares available for issuance under the 1994 Option Plan (except as expressly permitted); (ii) materially changes the class of person who is eligible for the grant of ISOs; or (iii) if required by Rule 16b-3 (or any successor) under the Exchange Act, would materially increase the benefits accruing to participants under the 1994 Option Plan or would materially modify the requirements as to eligibility for participation in the 1994 Option Plan.

     In March 1996, Messrs. Agersborg, Jenkins, Olson, Paracka, Samuels and Towle each received stock options exercisable into 10,000 Class A Shares at an exercise price of $2.50 per share pursuant to the 1994 Option Plan.

                            COMPENSATION OF OFFICERS

SUMMARY OF COMPENSATION

     The following executive compensation disclosures reflect all compensation awarded to, earned by or paid to the named executive officers and directors of the Company for the fiscal years ended September 30, 1996, 1995, and 1994. The named executive officers (the "Named Executive Officers") are the Company's Chief Executive Officer ("CEO"), regardless of compensation level, and the other executive officers of the Company who received in excess of $100,000 in total annual salary and bonus for Fiscal 96.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM COMPENSATION
                                                                     -----------------------------------------
                                       ANNUAL COMPENSATION                    AWARDS
                               -----------------------------------   -------------------------
                                                           OTHER                    SECURITIES      PAYOUTS
                                                          ANNUAL      RESTRICTED    UNDERLYING   -------------   ALL OTHER
NAME AND PRINCIPAL                                        COMPEN-       STOCK        OPTIONS/        LTIP         COMPEN-
POSITION                YEAR   SALARY($)(2)   BONUS($)   SATION($)    AWARDS(3)     SARS(#)(4)   PAYOUTS($)(5)   SATION($)
----------------------  -----  ------------   --------   ---------   ------------   ----------   -------------   ---------
David H. Katz(1)......   1996     228,000        --         --            --               --         --            --
  President and Chief    1995     228,000        --         --            --           30,000         --            --
  Executive Officer      1994     219,817        --         --            --           20,000         --            --
Timothy R. Russell....   1996     168,046        --         --            --           25,000         --            --
  Vice President of      1995     161,949        --         --            --           15,000         --            --
  Business Development   1994     157,269        --         --            --           70,000         --            --
  and Licensing
Michael H.               1996     128,870        --         --            --           25,000         --            --
  Lorber(6)...........   1995      48,077        --         --            --               --         --            --
  Vice President and     1994      96,006        --         --            --                          --            --
  Chief Financial
Officer
Gerald J. Yakatan.....   1996     104,723        --         --            --           25,000         --            --
  Vice President of      1995      21,154        --         --            --          100,000         --            --
Drug   Development

---------------
(1) See "Employment Contracts and Termination of Employment Agreements."

(2) Amounts shown include compensation earned and received by executive officers that exceeded $100,000 in the fiscal year. No amounts were earned but deferred at the election of those officers.

(3) The Company has not made any Restricted Stock Awards.

(4) The Company has not made any grants of SARs.

(5) The Company has not made any Long Term Incentive Plan ("LTIP") Payouts.

(6) Mr. Lorber served the Company as Vice President and Chief Financial Officer from August 31, 1988 to July 22, 1994 and from May 15, 1995 until October 11, 1996. Mr. Lorber is no longer employed by the Company.

STOCK OPTION GRANTS

     The following table shows all individual grants of stock options to the Named Executive Officers during Fiscal 96.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL
                                                                                              REALIZABLE VALUE AT
                                                      PERCENT OF                                ASSUMED ANNUAL
                                                         TOTAL                                     RATES OF
                                                     OPTIONS/SARS    EXERCISE                  APPRECIATION FOR
                                                      GRANTED TO      OR BASE                   OPTION TERMS(3)
                                      OPTIONS/SARS   EMPLOYEES IN      PRICE     EXPIRATION   -------------------
                NAME                  GRANTED (#)     FISCAL YEAR    ($/SH)(2)      DATE        5%         10%
------------------------------------  ------------   -------------   ---------   ----------   -------    --------
Timothy R. Russell..................     25,000(1)         10%          2.50      03/16/06    $46,185    $117,040
  Vice President of Business
  Development and Licensing
Michael H. Lorber...................     25,000(4)         10%          2.50      03/16/06    $46,185    $117,040
  Vice President and Chief
  Financial Officer
Gerald J. Yakatan...................     25,000(1)         10%          2.50      03/16/06    $46,185    $117,040
  Vice President of
  Drug Development

---------------
(1) Vesting may be accelerated and the options may be repriced at the discretion of the Board. In the event of a specified corporate transaction such as a dissolution, merger or other reorganization of the Company in which more than 50% of the Company's stock is exchanged, vesting on such options shall be accelerated unless the surviving corporation assumes the options outstanding, substitutes similar rights for outstanding options, or the options shall continue.

(2) Market price on date of grant.

(3) The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term at this appreciated stock price.

(4) Such options expired October 11, 1996.

OPTION EXERCISES

     Set forth below is information with respect to exercises of stock options by the Named Executive Officers during Fiscal 96 and the fiscal year-end value of all unexercised stock options held by such persons.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                              NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED,
                                                             OPTIONS HELD AT FISCAL         IN-THE-MONEY OPTIONS
                                SHARES                            YEAR-END (#)            AT FISCAL YEAR-END ($)(1)
                             ACQUIRED ON       VALUE       ---------------------------   ---------------------------
           NAME              EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------  ------------   ------------   -----------   -------------   -----------   -------------
David H. Katz..............       --             --          375,000           --          675,000           --
Timothy R. Russell.........       --             --          110,000           --           55,000           --
Gerald J. Yakatan..........       --             --               --           --               --           --
Michael H. Lorber..........       --             --               --           --               --           --

---------------
(1) Based upon the closing bid price of the Company's Common Stock of $1.8125 quoted on the NASDAQ National Market System on September 30, 1996.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     In April 1993, the Company entered into an employment agreement with David
H. Katz, M.D. (the "1993 Employment Agreement"), which replaced the prior employment agreement between Dr. Katz and the Company dated September 9, 1988, as amended on September 19, 1989 and October 8, 1989, respectively (the "1988 Employment Agreement"). The 1993 Employment Agreement provides that Dr. Katz's employment with the Company shall be at an "at will" basis, subject to the discretion of the Board, for an annual base salary of $207,692. Dr. Katz's salary is reviewed by the Compensation Committee of the Board of the Company from time to time to determine, within the Board's discretion, whether an increase is appropriate. In March 1994, the Board increased Dr. Katz's annual base salary to $228,000. In addition, Dr. Katz's base salary increases or decreases in proportion to any future mutually agreed upon increase or decrease in the percentage amount of time Dr. Katz allocates to the Company (currently 75%) compared with MBI (currently 25%).

     In the event that Dr. Katz is terminated for any reason other than cause, Dr. Katz will receive a severance payment in the amount of his base salary. Dr. Katz is also entitled to all benefits generally available to the Company's employees.

     The 1993 Employment Agreement further provides that, except for Dr. Katz's involvement with MBI, Dr. Katz's services shall be exclusive to the Company. The terms of the 1993 Employment Agreement prohibit Dr. Katz from engaging in any other businesses or providing services of a business or commercial nature to any other person or organization unless such activity is fully disclosed to the Company and approved by the Company's Board of Directors.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     David H. Katz, President and CEO of the Company, is also President and CEO of MBI. In October 1988, the Company and MBI entered into a twenty-year licensing agreement (the "MBI Agreement"), which granted the Company an exclusive, worldwide license to all existing technology of MBI and a right of first preference to license future technology developed at MBI. The MBI Agreement was amended in 1993 and 1994. Under the MBI Agreement, as amended, the Company has been granted an exclusive worldwide license to all technology and know-how of MBI which had been developed or which was under development as of the original date of the MBI Agreement and a right of first preference to license future technology of MBI through the year 2013, subject to restrictions, if any, in the funding agreements by which MBI develops the technology. The Company expects that, if rights to additional technologies developed at MBI are acquired pursuant to right of first preference under the MBI Agreement, the Company will assume responsibility, including funding, for the commercial development efforts including remaining research and development, clinical testing and regulatory approvals.

     The Company and MBI have also entered into agreements for the leasing of facilities and equipment and the use of certain research and administrative services. During Fiscal 96, the Company incurred charges to MBI totaling $428,981 and $218,867, respectively, under these agreements.

                          BOARD COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Executive Compensation and Stock Option Committee (the "Committee") recommends to the Board compensation for the Company's directors and officers and oversees the administration of the Company's employee stock option plans. All decisions of the Committee relating to compensation of the Company's executive officers are reviewed and approved by the entire Board of Directors.

COMPENSATION POLICY

     The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Committee attempts to achieve these goals by integrating on an individualized basis competitive annual base salaries with stock options through the Company's stock option plans and otherwise. The Committee believes that cash compensation in the form of salary and bonus provides the Company's executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of the shareholders with respect to the long term performance and success of the Company. The Committee takes into consideration a variety of subjective and objective factors in determining the compensation package for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the Committee addresses the unique challenges which are present in the biotechnology industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees.

     The Committee has relied heavily on the equity/option position of executives as an important mechanism to retain and motivate executives and key employees while at the same time aligning the interests of the executives with the interests of the shareholders generally. The Committee believes that option grants are instrumental in motivating employees to meet the Company's future goals. By working to increase the Company's value, one of the Company's primary performance goals is met and the executives are likewise compensated through option value.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     As discussed above under "Employment Contracts and Termination of Employment Agreements," the Company entered into an employment agreement with Dr. Katz in April 1993, providing, among other things, for an annual base salary of $207,692. In March 1994, the Board increased this base salary to $228,000.

     In the view of the Committee, the salary paid to Dr. Katz during the past year was appropriate taking into account the progress of the Company, particularly with respect to the clinical development of LIDAKOL(R).

COMPENSATION ARRANGEMENTS GENERALLY

     Overall, the Committee believes that the compensation arrangements for the Company's executives serve the long term interests of the Company and its shareholders and that, in particular, the equity/option positions of executives are an important factor in retaining and attracting key executives. Nonetheless, the Committee intends to continue to review and analyze its policies in light of the performance and development of the Company and the environment in which it competes for executives and to retain outside compensation consultants from time to time to assist the Committee in such review and analysis.

     The Committee believes that management compensation levels during Fiscal 96 appropriately reflect the application of the Committees's compensation policy.

                                          Executive Compensation and
                                          Stock Option Committee

                                          Daniel J. Paracka
                                          Kenneth E. Olson
                                          Sidney N. Towle

January 17, 1997

     The foregoing reports of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Company's Class A Common Stock from September 30, 1991 to present with the cumulative total return of the NASDAQ U.S. Index and the NASDAQ Pharmaceutical Index over the same period.

                             LIDAK PHARMACEUTICALS

          COMPARISON OF FIVE YEAR CUMULATIVE SHAREHOLDER TOTAL RETURN*
         AMONG LIDAK PHARMACEUTICALS, THE NASDAQ STOCK MARKET-US INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX

        MEASUREMENT PERIOD                 LIDAK           NASDAQ STOCK       NASDAQ PHARMA-
      (FISCAL YEAR COVERED)           PHARMACEUTICALS        MARKET-US           CEUTICAL
9/91                                               100                 100                 100
9/92                                                80                 112                  85
9/93                                               627                 147                  85
9/94                                               186                 148                  74
9/95                                               355                 204                 109
9/96                                               132                 243                 131

---------------

* The graph assumes that $100.00 was invested in the Company's Common Stock and in each index on September 30, 1991.

** The total return for the Company's Common Stock and the indices used assumes the reinvestment of dividends, even though dividends have not been declared on the Company's Class A Common Stock.

     Pursuant to SEC regulations, this chart is not "soliciting material", is not deemed filed with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                 OTHER BUSINESS

     The Company knows of no other matters to be submitted at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.

                     SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     Proposals of shareholders intended to be presented by such shareholders at next year's Annual Meeting must be received by the Company at its principal office no later than September 28, 1997, and must satisfy the conditions established by the SEC for shareholder proposals to be included in the Company's proxy statement for that meeting.

                                   FORM 10-K

     A copy of the Company's annual report for Fiscal 96 is being mailed with this proxy statement to shareholders entitled to notice of the Meeting. AT ANY SHAREHOLDER'S WRITTEN REQUEST, THE COMPANY WILL PROVIDE WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR FISCAL 96 WHICH INCORPORATES THE FORM 10-K AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS. If copies of exhibits are requested, a copying charge of $.20 per page will be made. Requests should be sent to Investor Relations, LIDAK Pharmaceuticals, 11077 North Torrey Pines Road, La Jolla, California 92037.

                                          By Order of the Board of Directors

                                          DAVID H. KATZ
                                          Secretary

La Jolla, California

                                     PROXY
                             LIDAK PHARMACEUTICALS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 15, 1997

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints David H. Katz and Kenneth E. Olson, or either of them, as his or her agents and proxies with full power of substitution to vote any and all shares of LIDAK Pharmaceuticals which the undersigned is entitled to vote at the annual meeting of shareholders of said company to be held March 15, 1997, or any adjournment or postponement thereof, as specified below.

              (PLEASE SIGN AND DATE THE PROXY ON THE REVERSE SIDE)

****************
SEE REVERSE SIDE
****************

/X/ PLEASE MARK YOUR VOTES AS THIS EXAMPLE
1.      Election of the following nominees as directors:
        FOR (except as indicated to the contrary below) / /
        WITHHOLD AUTHORITY TO VOTE FOR                  / /
        NOMINEES:       David H. Katz
                        Kenneth E. Olson
                        Daniel J. Paracka
                        Sidney N. Towle, Jr.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

------------------------------------------------------------------------------
2. Proposal to amend the Company's 1994 Stock Option Plan to increase the number of shares of Class A Common Stock covered by such Plan from 1,350,000 to 2,000,000 shares.
                FOR             AGAINST         ABSTAIN
                / /               / /             / /

3. Proposal to certify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending September 30, 1997.
                FOR             AGAINST         ABSTAIN
                / /               / /             / /
4. As they shall in their sole judgment determine on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SOME OR ALL OF THE PERSONS NAMED IN PROPOSAL 1 ON THE REVERSE HEREOF, ALL OF WHOM WILL BE NOMINATED BY THE BOARD OF DIRECTORS OF LIDAK PHARMACEUTICALS FOR ELECTION AS DIRECTORS, AND FOR PROPOSALS 2, 3, AND 4. If any such nominee is unable or unwilling to serve or is otherwise unavailable, said proxy holders shall have discretion and authority to vote in accordance with their judgment for other nominees or to distribute such vote in such proportions among other nominees as they in their sole judgment shall determine.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE: ___________________________  DATE: _____________, 1997

NOTE: Sign exactly as name appears hereon. Give your full title if signing in other than individual capacity. All joint owners should sign.